Exhibit 13.2

CERTIFICATION

(pursuant to 18 U.S.C. Section 1350, as adopted pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002)

In connection with the Annual Report on Form 20-F for the fiscal year ended December 31, 2005, of CORPBANCA as filed with the U.S. Securities and Exchange Commission (the “Commission”) on the date hereof (the “Report”) and pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Claudio Chamorro Carrizo, Chief Financial Officer of CORPBANCA, certify, that:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 30, 2006

By:	/s/ Claudio Chamorro Carrizo
Name:	Claudio Chamorro Carrizo
Title:	Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to CORPBANCA and will be retained by CORPBANCA and furnished to the Commission or its staff upon request.